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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-66620), (No. 333-66123), (No. 333-66121), (No. 333-66119) and (No. 033-63865) of ATC Healthcare, Inc. and Subsidiaries of our report dated May 10, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                      PricewaterhouseCoopers LLP

Melville, New York
June 10, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS